UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2013 (May 6, 2013)

EDAC TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 McKee Place, Cheshire, CT 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 860-677-2603

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported, on March 17, 2013, EDAC Technologies Corporation, a Wisconsin corporation (the “Company”), GB Aero Engine LLC, a Delaware limited liability company (“Parent”), and GB Aero Engine Merger Sub Inc., a Wisconsin corporation and a wholly owned subsidiary of Parent (“Purchaser”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). In accordance with the Merger Agreement, Purchaser commenced a tender offer to purchase all outstanding shares of the Company’s common stock, par value $0.0025 per share (the “Shares”), for $17.75 per share net to the seller in cash, without interest (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto and collectively with the Offer to Purchase, constitutes the “Offer”), filed by Parent and Purchaser with the Securities and Exchange Commission (the “SEC”) on March 26. 2013. Pursuant to the terms and conditions of the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on May 7, 2013 in accordance with the “short form” merger provisions available under the Wisconsin Business Corporation Law (the “WBCL”), which allow the completion of the Merger without a vote or meeting of shareholders of the Company. At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (excluding those Shares that are held by Parent, Purchaser, the Company or their respective subsidiaries or those Shares that are held by shareholders who properly exercise dissenters’ rights under the applicable provisions of the WBCL, to the extent applicable to the Merger) was converted into the right to receive the Offer Price.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.01.

Section 3 — Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 7, 2013, in connection with the Merger, the Company requested that the Nasdaq Capital Market (“Nasdaq”) remove its common stock from listing on Nasdaq, that the “EDAC” trading designation be suspended and further requested that Nasdaq file a delisting application with the SEC to delist and deregister its common stock. On May 7, 2013, Nasdaq filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company’s common stock. The Company will file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Company’s common stock and the termination or suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.01.

Item 3.02	Unregistered Sale of Equity Securities

In order to complete the Merger, on May 7, 2013, pursuant to Section 1.4 of the Merger Agreement, Purchaser exercised its top-up option (the “Top-Up Option”) to purchase newly issued Shares from the Company. Accordingly, on May 7, 2013, the Company issued 7,079,080 Shares (the “Top-Up Option Shares”) to Purchaser, at a price per Share of $17.75. Purchaser paid for the Top-Up Option Shares by delivery of $17,697.70 in cash and a $125,635,972.30 promissory note, the obligations under which will automatically cease to exist and be of no further force and effect upon the consummation of the Merger. The Top-Up Option Shares, when added to the number of Shares owned by Purchaser at the time of exercise of the Top-Up Option, represented more than 90% of the Shares outstanding immediately after the issuance of the Top-Up Option Shares (after giving effect to the issuance of Shares pursuant to the exercise of the Top-Up Option).

The Company offered and sold the Top-Up Option Shares in a private placement pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 3.03	Material Modification to Rights of Security Holders

At the Effective Time, holders of Shares ceased to have any rights as holders of Shares (other than their right to receive the Offer Price) and accordingly no longer have any interest in the Company’s future earnings or growth.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into Item 3.03.

Section 5—Corporate Governance and Management

Item 5.01	Changes in Control of Registrant

As previously reported, the Offer expired at 5 p.m., New York City time, May 6, 2013. According to Wells Fargo Bank, N.A., the depositary for the Offer (the “Depositary”), as of such time, 4,079,188 Shares, or 77% of the outstanding Shares, had been validly tendered in and not properly withdrawn from the Offer, excluding Shares tendered subject to guaranteed delivery procedures and not actually delivered. On May 7, 2013, Purchaser accepted for payment all of the Shares that were validly tendered and not withdrawn pursuant to the terms of the Offer (the “Acceptance Time”), at which time a change in control occurred. A copy of the press release announcing the expiration and results of the Offer is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

As noted above, the Merger was consummated on May 7, 2013. Following the consummation of the Merger, the Company continued as the surviving corporation and a wholly owned subsidiary of Parent. A copy of the press release issued by Parent on May 7, 2013 announcing completion of the Merger is filed as Exhibit 99.2 hereto and is incorporated by reference.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

The information set forth in Items 2.01, 3.02, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective at the Effective Time and in accordance with the Merger Agreement, Lee K. Barba, Joseph Lebel, Dominick A. Pagano, John A. Rolls, Joseph S. Ruggiero, Christopher R. Sansone and Daniel C. Tracy voluntarily resigned from the board of directors of the Company (the “Board”) and from all Board committees on which such directors served. Each resigning director resigned pursuant to the provisions of the Merger Agreement and no director resigned from the Board because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

In accordance with the Merger Agreement, effective as of Effective Time, the directors of Purchaser immediately prior to the Effective Time, which consisted of Raynard D. Benvenuti, Noah Roy and Rob Wolf, became the directors of the Company following the Merger. In addition, on May 7, 2013, Gerald Greenwald was appointed to the Board and Dominick A. Pagano, who was a director of the Company prior to the Merger, was re-appointed to the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2013, effective upon the closing of the Merger, the bylaws of the Company were amended and restated (the “Bylaws”). The Bylaws are attached hereto as Exhibit 3.1 are incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2013, by and among EDAC Technologies Corporation, GB Aero Engine LLC, and GB Aero Engine Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of EDAC Technologies Corporation, filed with the SEC on March 20, 2013).

3.1	Amended and Restated Bylaws of EDAC Technologies Corporation.

99.1

Press Release issued by Greenbriar Equity Group LLC dated May 7, 2013 (incorporated herein by reference to

Exhibit (a)(5)(K) to the Schedule TO-T/A of GB Aero Engine Merger Sub Inc., filed with the SEC on May 7, 2013).

99.2	Press Release issued by Greenbriar Equity Group LLC dated May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date: May 8, 2013	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 17, 2013, by and among EDAC Technologies Corporation, GB Aero Engine LLC, and GB Aero Engine Merger Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of EDAC Technologies Corporation, filed with the SEC on March 20, 2013).

3.1	Amended and Restated Bylaws of EDAC Technologies Corporation.

99.1	Press Release issued by Greenbriar Equity Group LLC dated May 7, 2013 (incorporated herein by reference to Exhibit (a)(5)(K) to the Schedule TO-T/A of GB Aero Engine Merger Sub Inc., filed with the SEC on May 7, 2013).

99.2	Press Release issued by Greenbriar Equity Group LLC dated May 7, 2013.